UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 8, 2005

MAXWELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9244 Balboa Avenue

San Diego, California 92133

(Address of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 8, 2005, Maxwell Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the three-month period ended June 30, 2005. The full text of the press release is furnished as Exhibit 99.1. Further, on August 8, 2005, the Company conducted an earnings call discussing its results of operations for the period ending June 30, 2005. A transcript of the earnings call is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Maxwell Technologies, Inc. on August 8, 2005

99.2	Transcript of earnings call conducted on August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/S/ RICHARD BALANSON
Richard Balanson
Chief Executive Officer

Date: August 9, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Maxwell Technologies, Inc. on August 8, 2005

99.2	Transcript of earnings call conducted on August 8, 2005